UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22224

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

(Exact name of registrant as specified in charter)

Arden Asset Management LLC

375 Park Avenue, 32nd Floor

New York, NY 10152

(Address of principal executive offices) (Zip code)

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-751-5252

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

ARDEN SAGE MULTI-STRATEGY INSTITUTIONAL FUND, L.L.C.

Financial Statements (unaudited)

For the six-month period ended September 30, 2012

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Table of Contents

Financial Statements (unaudited):

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at
http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Assets and Liabilities (unaudited)

September 30, 2012

Assets
Investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	$20,261,893
Receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	5,700,000
Cash and cash equivalents	15,787
Due from Adviser	45,419

Total assets	26,023,099

Liabilities
Redemptions payable	5,739,837
Member servicing fee payable	35,886
Professional fees payable	23,676
Insurance fees payable	11,960
Administration fee payable	3,110
Board of Managers’ fees payable	1,125
Other accrued expenses	1,875

Total liabilities	5,817,469

Net Assets	$20,205,630

Members’ Capital
Net capital	$19,947,304
Accumulated net investment loss	(773,060)
Accumulated net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	449,616
Net unrealized appreciation on investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	581,770

Members’ Capital	$20,205,630

Net Asset Value Per Unit (based on 17,589 units outstanding)	$1,148.76

The accompanying notes are an integral part of the financial statements.

1

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Operations (unaudited)

For the six-month period ended September 30, 2012

Net Investment Loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Interest income	$16
Expenses	(185,903)

Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	(185,887)

Fund Expenses
Professional fees	57,467
Member servicing fee	37,569
Registration fees	8,089
Administration fees	6,241
Insurance fees	5,980
Board of Managers’ fees	2,250
Custody fee	1,798
Other fees	4,432

Total fund expenses	123,826
Fund expenses reimbursed	(85,217)

Net Expenses	38,609

Net Investment Loss	(224,496)

Realized and Unrealized Gains (Losses) on Investment Activities allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Net Realized Gain on Investment	203,802
Net Change in Unrealized Depreciation on Investment	(131,020)

Net Realized and Unrealized Gains on Investments allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	72,782

Net Decrease in Members’ Capital derived from Investment Activities	$(151,714)

The accompanying notes are an integral part of the financial statements.

2

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2012 (unaudited)	For the year ended March 31, 2012
From Investment Activities
Net investment loss*	$(224,496)	$(416,109)

Net realized gain on investments in Arden Sage Multi-Strategy Master Fund, L.L.C.	203,802	167,391
Net change in unrealized appreciation (depreciation) on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(131,020)	109,609

Net realized and unrealized gains	72,782	277,000

Net decrease in Members’ Capital derived from investment activities	(151,714)	(139,109)

Members’ Capital Transactions
Sales of Units	—	27,781,929
Redemptions of Units	(14,613,832)	(6,278,644)

	(14,613,832)	21,503,285

Net Increase (Decrease) in Members’ Capital	(14,765,546)	21,364,176
Members’ Capital at Beginning of Period	34,971,176	13,607,000

Members’ Capital at End of Period	$20,205,630	$34,971,176

Accumulated Net Investment Loss	$(773,060)	$(548,564)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

3

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Statement of Cash Flows (unaudited)

For the six-month period ended September 30, 2012

Cash Flows Provided by Operating Activities
Net decrease in Members’ Capital derived from investment activities	$(151,714)
Adjustments to reconcile net decrease in Members’ Capital derived from investment activities to cash provided by operating activities:
Payment for purchases of Arden Sage Multi-Strategy Master Fund, L.L.C.	(955,000)
Proceeds from sales of Arden Sage Multi-Strategy Master Fund, L.L.C.	15,500,000
Net change in unrealized depreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	131,020
Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(203,802)
Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	185,887
Increase in receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	(3,553,639)
Decrease in due from Adviser	1,534
Increase in member servicing fee payable	2,271
Decrease in professional fees payable	(5,110)
Increase in insurance fees payable	11,960
Increase in administration fee payable	2,051
Decrease in other accrued expenses	(4,729)

Net cash provided by operating activities	10,960,729

Cash Flows from Financing Activities
Redemptions of Units	(11,035,570)

Net cash used in financing activities	(11,035,570)

Net decrease in cash and cash equivalents	(74,841)
Cash and cash equivalents, beginning of period	90,628

Cash and cash equivalents, end of period	$15,787

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$5,739,837

The accompanying notes are an integral part of the financial statements.

4

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Financial Highlights

	For the six-month period ended September 30, 2012 (unaudited)		For the year ended March 31, 2012		For the year ended March 31, 2011		For the year ended March 31, 2010		For the period January 1, 2009 (commencement of operations) through March 31, 2009
Per Unit Operating Performance
Beginning net asset value	$1,148.10		$1,189.45		$1,140.40		$1,015.52		$1,000.00

Income/(loss) from operations*:
Net investment loss	(8.50)		(15.82)		(17.02)		(7.46)		(4.08)
Net realized and unrealized appreciation (depreciation) from Arden Sage Multi-Strategy Master Fund, L.L.C.	9.16		(25.53)		66.07		132.34		19.60

Net change in net assets resulting from operations	0.66		(41.35)		49.05		124.88		15.52

Ending net asset value	$1,148.76		$1,148.10		$1,189.45		$1,140.40		$1,015.52

Total return	0.06	%(4)	-3.48%		4.30%		12.30%		1.55	%(4)

Net assets, end of period (000’s)	$20,206		$34,971		$13,607		$6,098		$102

Ratios to Average Net Assets(7)
Expenses, before waivers and reimbursements (1)	1.97	%(3)	2.15%		2.83%		23.02%		206.41	%(2)
Expenses, net of waivers and reimbursements (1)	1.40	%(3)	1.40%		1.40%		1.43	%(5)	1.64	%(3)(5)
Net investment loss, before waivers and reimbursements	-1.97	%(3)	-2.15%		-2.83%		-22.25%		-206.41	%(2)
Net investment loss, net of waivers and reimbursements	-1.40	%(3)	-1.40%		-1.40%		-0.66%		-1.63%
Portfolio turnover rate	3.86	%(4)(6)	47.19	%(6)	34.13	%(6)	32.12	%(6)	12.70%

*	Per share calculations were performed using average shares for the period.

(1)	Expenses of Portfolio Funds are not included in the expense ratio.

(2)	Annualized, with the exception of non-recurring organizational expenses of $29,527.

(3)	Annualized

(4)	Not annualized.

(5)	Expense ratio is greater than the expense cap of 1.40% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.

(6)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy Master Fund, L.L.C.

(7)	Includes amounts allocated from the Master Fund.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

5

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited)

September 30, 2012

1. Organization

Pursuant to an agreement by and among Arden Asset Management LLC (the “Adviser”) and Robeco Investment Management, Inc. (the “Former Adviser”), dated as of June 1, 2011, the Adviser assumed from the Former Adviser investment management responsibilities for a number of separate accounts and investment funds, including the Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”), effective October 1, 2011.

The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund (“Units”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). The Fund commenced operations on January 1, 2009.

The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund accomplishes its investment objective by investing substantially all of its assets in Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At September 30, 2012 the Fund holds 10.03% of ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the “Board”) will become members of the Fund (“Members”).

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund and the Master Fund.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

6

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

C. Income Taxes

The Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If the minimum distribution regulation is not met, the Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Fund if they do not borrow to make the investment. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

The Fund’s tax year end is October 31, 2012. For the prior tax year ended October 31, 2011 and preceding tax years ended November 30, 2010, which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits. The Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Fund’s tax return for all open tax years and has concluded, as of September 30, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six-month period ended September 30, 2012, the Fund did not incur any interest or penalties.

7

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As the principle provisions of the Act will commence for fiscal periods beginning after December 22, 2010, or for the Company’s fiscal year beginning April 1, 2011, the effect of the Act on the Company will not be fully known until that time. As of March 31, 2012, the Fund had a capital loss carryforward of $186,512, which is available to offset future capital gains.

D. Distribution Policy

Because the Fund’s tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Unless the Fund is informed otherwise, each Member will be enrolled automatically in the reinvestment program. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. A Member may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of

8

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

2. Significant Accounting Policies (concluded)

D. Distribution Policy (concluded)

the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If a Member wishes to opt out of the program and to receive dividends and distributions in cash, the Member needs to contact UMB Fund Services, Inc. (“UMB”), the Fund’s transfer agent at 1-877-491-4991 to complete the necessary instructions. Members who held Units prior to December 1, 2010 were enrolled in this program unless they elected otherwise by notice to UMB. Members may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s or the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. During the six-month period ended September 30, 2012, the Fund did not declare any dividends.

E. Cash and Cash Equivalents

The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. The Fund holds its cash in cash accounts and is not currently invested in money market funds.

3. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Investment Adviser of the Fund and the Master Fund pursuant to investment advisory agreements between the Adviser and each of the Fund and the Master Fund (the “Advisory Agreements”). The Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the Adviser serve as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Fund and the Adviser, effective October 1, 2011, the Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter (the “Advisory Fee”). However, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a

9

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

3. Related Party Transactions and Other (continued)

Related Parties (concluded)

quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter for investment advisory services. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund has a distribution agreement (the “Distribution Agreement”) with Arden Securities LLC (“Arden Securities”), to act as the distributor for the sale of Units (the “Distributor”). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Arden Securities, the “Selling Agents”) to assist in the distribution of Units.

The Fund has a Member Services Agreement (the “Member Services Agreement”) with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. As consideration for these services, the Fund pays an ongoing quarterly Member servicing fee to the Distributor at an annualized rate of 0.25% of the average net assets of the Fund during each calendar quarter. The Distributor may pay all or a portion of this amount to retain broker-dealers and financial advisors (“Member Service Providers”) to provide Member and account maintenance services. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual fee of $1,500. In addition, the Master Fund pays each member of the Board who is not an “interested person” an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

10

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

3. Related Party Transactions and Other (concluded)

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Fund and the other funds in the “Fund Complex” (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums, and reimburses the Administrator for certain out-of-pocket expenses. The Fund will be charged the greater of the Asset Based Fee or the annual minimum fee of $15,000. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4. Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%,

11

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

4. Fund Expenses (concluded)

on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $45,419 for the reimbursement of excess expenses.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of September 30, 2012, the amount of the carryforward is $233,147 which includes $147,930 from the fiscal year ended March 31, 2012 and $85,217 from the six-month period ended September 30, 2012. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5. Members’ Capital

Unit transactions for the six-month period ended September 30, 2012 were as follows:

Units outstanding at beginning of period	30,460
Units redeemed	(12,871)

Units outstanding at end of period	17,589

The Fund is authorized to issue an unlimited number of Units with no par value; at the current time, $300 million Units have been registered to be issued.

6. Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

12

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (continued)

7. Net Asset Valuation

The Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund’s net asset value is the value of the Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members, as of the last business day of March, June, September and December.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

13

Arden Sage Multi-Strategy Institutional Fund, L.L.C.

Notes to Financial Statements (unaudited) (concluded)

10. Tender Offer

On September 28, 2012, the Fund offered to purchase up to $6,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of December 31, 2012. In November 2012, the Fund accepted tender offer requests of approximately $3,789,770. The final tender amount will be based upon the December 31, 2012 net asset value.

11. Shareholder Meetings

At a special shareholder meeting held on September 9, 2011 (the “Meeting”), the members of the Fund approved a new investment advisory agreement between the Fund and the Adviser pursuant to which the Adviser replaced the Former Adviser as the investment adviser of the Fund (“New Advisory Agreement”). There were 9,933 votes cast at the Meeting of which 9,933 votes were cast in favor of approving the New Advisory Agreement.

12. Subsequent Events

Subsequent to the six-month period ended September 30, 2012 through November 29, 2012, no events have occurred that would require recognition or disclosure.

14

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Financial Statements (unaudited)

For the six-month period ended September 30, 2012

Arden Sage Multi-Strategy Master Fund, L.L.C.

Table of Contents

Financial Statements (unaudited):

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited)

September 30, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Long/Short) - Variable Exposure:
Cobalt Partners L.P.	$8,593,394	$9,276,368	4.59%	Semi-Annually
Highline Capital Partners QP, L.P.	6,163,388	6,725,484	3.33%	Quarterly
JHL Capital Group Fund Ltd.	5,421,005	5,846,847	2.89%	Quarterly
Lakewood Capital Partners, L.P.	8,907,744	10,237,058	5.07%	Quarterly
Newbrook Capital Partners L.P.	6,300,000	6,715,835	3.32%	Quarterly
Pennant Windward Offshore Fund, Ltd.	10,320,320	12,053,635	5.97%	Quarterly
PFM Diversified Fund, L.P.	5,078,455	5,170,599	2.56%	Quarterly
PFM Meritage Fund, L.P.	3,850,922	3,749,160	1.85%	Quarterly

Total Equity (Long/Short) - Variable Exposure	54,635,228	59,774,986	29.58%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Multi - Event Driven:
Elliott International, Ltd.	$7,240,151	$8,414,864	4.17%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	6,420,424	6,472,361	3.20%	Quarterly
Eton Park Fund, L.P.	669,285	885,123	0.44%	Annually
Eton Park Overseas Ltd.	1,683,671	1,698,673	0.84%	Annually
Fir Tree Value Fund II, L.P.	6,894,943	8,238,916	4.08%	Quarterly
Greywolf Capital Overseas Fund	34,520	26,325	0.01%	‡
Greywolf Capital Partners II, L.P.(1)	64,550	34,681	0.02%	‡
Magnetar Capital, Ltd.	632,771	731,851	0.36%	†
Magnetar Capital Fund, L.P.(1)	229,106	258,347	0.13%	‡
Magnetar SPV LLC	211,047	195,430	0.10%	†
Perry Partners International	144,219	160,864	0.08%	‡
Taconic Opportunities Fund, L.P.(1)	35,655	45,196	0.02%	‡
Wexford Offshore Spectrum Fund	37,860	27,481	0.01%	‡
Wexford Spectrum Fund I, L.P.(1)	122,574	99,689	0.05%	†

Total Multi - Event Driven	24,420,776	27,289,801	13.51%

Equity (Market Neutral) - Fundamental/Trading:
Citadel Global Equities Fund, Ltd.	8,500,000	9,593,108	4.75%	Monthly
Level Global L.P.	87,458	90,917	0.04%	‡
Millennium International, Ltd.	8,500,000	9,096,497	4.50%	Quarterly

Total Equity (Market Neutral) Fundamental/Trading	17,087,458	18,780,522	9.29%

Equity - Event:
Altima Global Special Situations Fund, Ltd.	1,608,465	1,517,502	0.75%	‡
BHR Master Fund, Ltd.	6,732,742	8,168,564	4.04%	Quarterly
Broad Peak Fund, Ltd.	40,297	2,268	0.00%	†
Luxor Capital Partners, L.P.	6,069,288	6,031,126	2.99%	Quarterly
Montrica Global Opportunities Fund, L.P.(1)	407,832	328,406	0.16%	†
Octavian Global Fund, L.P.	364,198	288,588	0.14%	‡
Octavian Global Fund, Ltd.	246,713	251,489	0.13%	‡
Owl Creek II L.P.	926,879	869,136	0.43%	Quarterly
Owl Creek Overseas Fund, Ltd.	851,784	868,828	0.43%	Quarterly

Total Equity - Event	17,248,198	18,325,907	9.07%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Long/Short) - Sector/Region:
Artha Emerging Markets Fund, L.P.	$979,166	$973,139	0.48%	Quarterly
Criterion Horizons Fund, L.P.	8,303,630	8,763,144	4.34%	Monthly
Kylin Fund, L.P.	7,029,705	6,670,288	3.30%	Quarterly

Total Equity (Long/Short) - Sector/Region	16,312,501	16,406,571	8.12%

Fixed Income Relative Value:
Bluecrest Capital International, Ltd.	5,000,000	5,245,031	2.59%	Quarterly
Brevan Howard Multi-Strategy Fund, L.P. (1)	2,350,725	2,438,498	1.21%	Monthly
Pelagus Capital Fund Inc.	5,106,605	5,352,205	2.65%	Monthly
The Drake Absolute Return Fund, L.P.	271,806	281,579	0.14%	†

Total Fixed Income Relative Value	12,729,136	13,317,313	6.59%

Stressed / Distressed Credit:
Cerberus International, Ltd.	2,141,158	2,425,356	1.20%	†
Cerberus SPV, LLC	3,146,710	3,110,161	1.54%	†
Credit Distressed Blue Line Fund, L.P.	386,672	396,243	0.19%	†
Credit Distressed Blue Line Offshore Fund, Ltd.	763,970	497,593	0.25%	Quarterly
York Credit Opportunities Fund, L.P.	5,228,698	6,508,945	3.22%	Semi-Annually

Total Stressed / Distressed Credit	11,667,208	12,938,298	6.40%

Credit - Event:
Anchorage Capital Partners, L.P.	35,832	32,637	0.02%	‡
Dune Capital, L.P.(1)	215,409	143,091	0.07%	†
Dune Capital International, Ltd.	76,752	66,081	0.03%	‡
Fortress Value Recovery Fund I, Ltd.	31,234	26,394	0.01%	†
Redwood Domestic Fund, L.P.(1)	184,173	239,398	0.12%	Biennially
Redwood Offshore Fund, Ltd.	8,460,617	11,129,493	5.51%	Biennially
Silver Point Capital Fund, L.P.(1)	297,885	435,626	0.22%	‡

Total Credit - Event	9,301,902	12,072,720	5.98%

Discretionary Global:
Caxton Global Investments, Ltd.	3,889,594	3,686,110	1.83%	Quarterly
QFR Victoria Fund, Ltd.	5,144,595	5,605,752	2.77%	Quarterly

Total Discretionary Global	9,034,189	9,291,862	4.60%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (unaudited) (concluded)

September 30, 2012

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Credit - Relative Value:
Claren Road Credit Fund, Ltd.	$8,500,000	$8,380,586	4.15%	Quarterly

Convertible Arbitrage:
Linden Investors, L.P.	4,628,904	4,627,230	2.29%	Quarterly

Tail Hedge:
Man Systematic TailProtect Offshore Fund, Ltd.	1,653,846	1,508,770	0.75%	Monthly

Multi - Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund, Ltd. (1)	548,908	389,384	0.19%	‡

Total Portfolio Funds	187,768,254	203,103,950	100.52%

Cash Equivalent:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%	97,715	97,715	0.05%	Daily

Total Cash Equivalent	97,715	97,715	0.05%

Total Investments(2)	$187,865,969	$203,201,665	100.57%

*	Percentages are based on Members’ Capital at the end of the period of $202,052,653.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡	The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 11.D for additional information on side pockets. Final distribution dates cannot be estimated.
(1)	Portfolio Fund is held by Arden Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund. See Note 4 for additional information.
(2)

The Master Fund has established a line of credit agreement with Societe Generale that is collateralized by a security interest in the Master Fund’s custody account. See Note 7 for additional information.

At September 30, 2012, the aggregate cost of investments for tax purposes was $187,768,254. Net unrealized appreciation on investments for tax purposes was $15,335,696 consisting of $17,292,902 of gross unrealized appreciation and ($1,957,206) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 100.52% of Members’ Capital have been fair valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Assets and Liabilities (unaudited)

September 30, 2012

Assets
Investments in Portfolio Funds, at fair value (cost $187,768,254)	$203,103,950
Receivable from Portfolio Funds	37,180,570
Cash and cash equivalents	218,458
Other assets	34,148

Total assets	240,537,126

Liabilities
Redemptions payable	34,290,000
Loan Payable	3,300,000
Advisory fee payable	435,735
Deferred income tax payable	247,551
Administration fee payable	88,117
Professional fee payable	83,017
Board of Managers’ fees payable	13,500
Line of credit payable	2,943
Interest expense payable	2,565
Other accrued expenses	21,045

Total liabilities	38,484,473

Net Assets	$202,052,653

Members’ Capital
Net capital	$181,927,183
Accumulated net investment loss	(6,384,058)
Accumulated net realized gain on Portfolio Funds	94,752
Net unrealized appreciation on investments in Portfolio Funds	26,414,776

Members’ Capital	$202,052,653

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Operations (unaudited)

For the six-month period ended September 30, 2012

Investment Income
Interest	$141

Total Investment Income	141

Expenses
Advisory fee	944,962
Administration fee	134,937
Professional fees	133,067
Tax fee	116,400
Line of credit fee	62,417
Interest expense	34,804
Board of Managers’ fees	27,000
Custody fee	12,599
Other expenses	94,431

Total expenses	1,560,617

Net Investment Loss	(1,560,476)

Realized and Unrealized Gains (Losses) on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	1,771,105
Net Change in Unrealized Depreciation on Investments in Portfolio Funds	(469,262)

Net Realized and Unrealized Gains	1,301,843

Net Decrease in Members’ Capital derived from Investment Activities	$(258,633)

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statements of Changes in Members’ Capital

	For the six-month period ended September 30, 2012 (unaudited)	For the year ended March 31, 2012
From Investment Activities
Net investment loss*	$(1,560,476)	$(2,461,996)

Net realized gain on investments in Portfolio Funds	1,771,105	967,650
Net change in unrealized appreciation (depreciation) on investments in Portfolio Funds	(469,262)	4,493,347

Net realized and unrealized gains	1,301,843	5,460,997

Net increase (decrease) in Members’ Capital derived from investment activities	(258,633)	2,999,001

Members’ Capital Transactions
Sales of Units	6,767,000	92,078,757
Units transfer from Reorganization	—	115,619,285
Redemptions of Units	(77,090,000)	(53,563,334)

	(70,323,000)	154,134,708

Net Increase (Decrease) in Members’ Capital	(70,581,633)	157,133,709
Members’ Capital at Beginning of Period	272,634,286	115,500,577

Members’ Capital at End of Period	$202,052,653	$272,634,286

Accumulated Net Investment Loss	$(6,384,058)	$(4,823,582)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Cash Flows (unaudited)

For the six-month period ended September 30, 2012

Cash Flows Provided by Operating Activities
Net decrease in Members’ Capital derived from investment activities	$(258,633)
Adjustments to reconcile net decrease in Members’ Capital derived from investment activities to cash provided by operating activities:
Purchases of Portfolio Funds	(9,555,555)
Sales of Portfolio Funds	75,693,049
Net change in unrealized depreciation on investments in Portfolio Funds	469,262
Net realized gain on investments in Portfolio Funds	(1,771,105)
Increase in receivable from Portfolio Funds	(21,566,734)
Increase in other assets	(8,952)
Decrease in fund investments made in advance	8,500,000
Decrease in receivable from Arden Sage Multi-Strategy Fund, L.L.C.	1,156
Decrease in advisory fee payable	(84,831)
Increase in deferred income tax payable	116,400
Increase in administration fee payable	38,348
Decrease in professional fees payable	(121,255)
Increase in line of credit fee payable	2,943
Increase in interest expense payable	2,565
Increase in other accrued expenses	1,939

Net cash provided by operating activities	51,458,597

Cash Flows from Financing Activities
Proceeds from sales of Units	6,767,000
Redemptions of Units	(55,300,000)
Line of credit borrowings	13,856,375
Line of credit repayments	(17,756,375)

Net cash used in financing activities	(52,433,000)

Net decrease in cash and cash equivalents	(974,403)
Cash and cash equivalents, beginning of period	1,192,861

Cash and cash equivalents, end of period	$218,458

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$34,290,000

Interest Paid on Line of Credit Borrowings	$32,239

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Financial Highlights

	For the six-month period ended September 30, 2012 (unaudited)		For the year ended March 31, 2012	For the year ended March 31, 2011	For the year ended March 31, 2010		For the period January 1, 2009 (commencement of operations) through March 31, 2009
Total Return	0.16	%(1)	-3.28%	4.43%	14.17%		1.86	%(1)
Net assets, end of period (000’s)	$202,053		$272,634	$115,501	$90,430		$84,400
Ratios to Average Net Assets
Expenses(2)	1.24	%(3)	1.24%	1.37%	1.42	%(5)	1.77	%(3)
Net investment loss	-1.24	%(3)	-1.24%	-1.37%	-0.74%		-1.77	%(3)
Portfolio turnover rate	3.86	%(4)	47.19%	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)	Percentage is after the management fee waiver. The Former Adviser (as defined in the Notes to the Consolidated Financial Statements) voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited)

September 30, 2012

1. Principles of Consolidation

The accompanying financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). The Blocker Fund was initiated to facilitate investments by the Master Fund in a manner consistent with “regulated investment company” qualification requirements. All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

Pursuant to an agreement by and among Arden Asset Management LLC (the “Adviser”) and Robeco Investment Management, Inc. (the “Former Adviser”), dated as of June 1, 2011, the Adviser assumed from the Former Adviser investment management responsibilities for a number of separate accounts and investment funds, including the Master Fund, effective October 1, 2011.

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets.

The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At September 30, 2012, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. hold 54.65%, 10.03%, 17.22%, and 18.10% of ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31, 2012 is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented at fair value, as determined by the Adviser, under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•

Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past December 31, 2012, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Investments by investment strategy:
Equity (Long/Short) - Variable Exposure	$—	$53,928,139	$5,846,847	$59,774,986
Multi - Event Driven	—	16,653,780	10,636,021	27,289,801
Equity (Market Neutral) - Fundamental/Trading	—	—	18,780,522	18,780,522
Equity - Event	—	8,168,564	10,157,343	18,325,907
Equity (Long/Short) - Sector/Region	—	15,433,432	973,139	16,406,571
Fixed Income Relative Value	—	13,035,734	281,579	13,317,313
Stressed / Distressed Credit	—	3,254,473	9,683,825	12,938,298
Credit - Event	—	—	12,072,720	12,072,720
Discretionary Global	—	9,291,862	—	9,291,862
Credit - Relative Value	—	8,380,586	—	8,380,586
Convertible Arbitrage	—	—	4,627,230	4,627,230
Tail Hedge	—	1,508,770	—	1,508,770
Multi - Relative Value	—	—	389,384	389,384

Total investments by investment strategy	$—	$129,655,340	$73,448,610	$203,103,950

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by investment strategy	Balance as of 3/31/12	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers out of strategy	Transfers into strategy	Transfers into Level 3	Transfers out of Level 3	Balance as of 9/30/12
Equity (Long/Short) - Variable Exposure	$5,751,131	$—	$95,716	$—	$—	$—	$—	$—	$—	$5,846,847
Multi - Event Driven	25,957,165	51,058	265,105	55,979	(1,894,639)	—	—	—	(13,798,647)	10,636,021
Equity (Market Neutral) - Fundamental/Trading	17,925,226	—	855,296	—	—	—	—	—	—	18,780,522
Equity - Event	24,767,703	(192,040)	(706,851)	—	(5,755,791)	—	—	—	(7,955,678)	10,157,343
Equity (Long/Short) - Sector/Region	9,870,439	(45,913)	111,057	—	(4,492,375)	—	—	5,400,370	(9,870,439)	973,139
Fixed Income Relative Value	10,180,399	77	15,627	—	(14,985)	—	—	—	(9,899,539)	281,579
Stressed / Distressed Credit	7,300,874	(22,171)	218,975	—	(957,115)	—	—	3,143,262	—	9,683,825
Credit - Event	11,919,678	162,827	461,421	—	(471,206)	—	—	—	—	12,072,720
Discretionary Global	4,047,760	—	—	—	—	—	—	—	(4,047,760)	—
Credit - Relative Value	—	43,186	(5,716)	—	(89,002)	—	51,532	—	—	—
Convertible Arbitrage	8,837,728	(15,190)	(195,308)	—	(4,000,000)	—	—	—	—	4,627,230
Multi - Relative Value	661,083	—	(271,699)	—	—	—	—	—	—	389,384
Tactical / Other	51,532	—	—	—	—	(51,532)	—	—	—	—

Total	$127,270,718	$(18,166)	$843,623	$55,979	$(17,675,113)	$(51,532)	$51,532	$8,543,632	$(45,572,063)	$73,448,610

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

Investments by investment strategy:	The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/ (losses) relating to assets still held at 9/30/12
Equity (Long/Short) - Variable Exposure	$95,716
Multi - Event Driven	265,105
Equity (Market Neutral) - Fundamental/Trading	855,296
Equity - Event	(706,851)
Equity (Long/Short) - Sector/Region	111,057
Fixed Income Relative Value	15,627
Stressed / Distressed Credit	218,975
Credit - Event	461,421
Convertible Arbitrage	(195,308)
Multi - Relative Value	(271,699)

Total	$849,339

The Master Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the six month period ended September 30, 2012.

C. Income Taxes

The Master Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”)(the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Master Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If this minimum distribution regulation is not met, the Master Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Master Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Master Fund if they do not borrow to make the investment. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Master Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

The Master Fund’s tax year end is October 31, 2012. For the prior tax year ended October 31, 2011 and the preceding tax year ended November 30, 2010, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax return for all open tax years and has concluded, as of September 30, 2012, no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six-month period ended September 30, 2012, the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and States purposes through the establishment of a deferred tax asset or liability. The deferred income tax payable included in the Master Fund’s Statement of Assets and Liabilities and the tax fee included in the Master Fund’s Statement of Operations relate to tax liability at the Blocker Fund Level. Deferred income taxes payable of $247,551 result from temporary differences in reporting transactions for financial and tax purposes. Such differences relate primarily to unrealized depreciation on investments in Portfolio Funds, in the amount of $44,501. Deferred income tax expense for the six-month period ended September 30, 2012 was $116,400.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As the principle provisions of the Act will commence for fiscal periods beginning after December 22, 2010, or after the Company’s fiscal year beginning April 1, 2011, the effect of the Act on the Company will not be fully known until that time. As of March 31, 2012, the Master Fund had a capital loss carryforward of $1,426,153, which is available to offset future capital gains.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

3. Significant Accounting Policies (concluded)

D. Distribution Policy

Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions. During the six-month period ended September 30, 2012, the Master Fund did not declare any dividends.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund pursuant to an investment advisory agreement between the Master Fund and Adviser (the “Advisory Agreement”).

The Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Master Fund and the Adviser, the Master Fund pays the Adviser a quarterly fee at an annualized rate

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

4. Related Party Transactions and Other (continued)

Related Parties (concluded)

of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable for the Adviser of $435,735.

The Fund has entered into a Member Services Agreement with the Arden Securities LLC, the Distributor (the “Member Services Agreement”) to arrange for the provision of ongoing Member and account maintenance services. Under the terms of the Member Services Agreement, the Distributor is authorized to retain broker-dealers or others (which may include the Arden Asset Management LLC, the Adviser or its affiliates) (“Member Services Providers”) to provide ongoing Member and account maintenance services to the Members of the Fund. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

Under the Member Services Agreement, the Fund pays an ongoing quarterly Member Servicing fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter to the Distributor (the “Member Servicing Fee”). The Distributor may use all or a portion of this amount to pay Selling Agents or Member Services Providers (including the Adviser) for providing member services (as described above). The Distributor is not required to use all of the compensation it receives from the Fund to retain and pay Selling Agents or Member Services Providers. However, it is currently expected that a significant portion of the compensation paid to Arden Securities by the Fund will be used to compensate Selling Agents and Member Services Providers. Any amounts received by the Distributor under the Distribution Agreement or the Member Services Agreement and not paid to Selling Agents or Member Services Providers will be held by the Distributor to be used solely for distribution related or member services related expenses of the Fund, as directed by the officers of the Fund or by the Adviser, and will not be retained by the Distributor as profit.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

4. Related Party Transactions and Other (concluded)

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. The Master Fund will be charged the greater of the Asset Based Fee or the annual minimum fee of $75,000. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5. Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

5. Fund Expenses (concluded)

expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6. Members’ Capital

Unit transactions for the six-month period ended September 30, 2012 were as follows:

Units outstanding at beginning of period	232,084
Units issued	5,849
Units redeemed	(66,214)

Units outstanding at end of period	171,719

The number of authorized Units of the Fund is unlimited, with no par value.

7. Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as the agent, for the lender, as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on October 7, 2011, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.90%. The line of credit limit is $15,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.85% per annum. At September 30, 2012, the Master Fund had an outstanding borrowing of $3,300,000. During the six-month period ended September 30, 2012, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$ 4,037,241	$9,500,000	2.35%	145

*	For the days borrowings were outstanding.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

8. Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

11. Concentration of Risk (concluded)

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. Investment Transactions

For the six-month period ended September 30, 2012, the Master Fund had purchases of investments of $9,555,555 and sales of investments of $75,693,049.

13. Investments

As of September 30, 2012, the Master Fund had investments in fifty-nine Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Equity (Long/Short) - Variable Exposure

This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods. In Variable Exposure funds, managers can increase their net and gross exposure in an opportunistic and variable manner. These managers can have exposure levels range anywhere from a net short position to a net long position. These managers do not have a structural net exposure tendency. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 16% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a semi-annual basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% of net assets. Investments representing approximately 11% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from six to eleven months at September 30, 2012. Investments representing approximately 17% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three to six months at September 30, 2012.

Multi – Event Driven

The investment funds in the multi-strategy (event-driven) strategy invest in several event driven strategies including credit event, equity event, risk arbitrage and stressed / distressed credit. Portfolio Funds representing 7% of the value of the investments in this category are held in a side pocket or in the process of an orderly wind-down. The final distribution dates cannot be determined. The other Portfolio Funds have redemption notice periods of 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 23% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 8% of the value of the investments in this category allow the Master Fund to redeem 33% of

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Multi – Event Driven (concluded)

its balance on an annual basis. Investments representing approximately 29% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three to eighteen months at September 30, 2012.

Equity (Market Neutral) - Fundamental/Trading

This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are managed with low net exposure within a narrow band (typically +/-20%). This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics. The strategy is typically employed with low beta exposure, but may not be explicitly neutral to factors such as market-capitalization, sector exposure, and growth/value biases. A Portfolio Fund in this category is held in a reserve. The final distribution date cannot be determined. The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 48% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 51% of the value of the investments in this category allow the Master Fund to redeem 16% of its balance on a monthly basis. A Portfolio Fund representing less than 1% of the value of the investments in this category is held in a side pocket.

Equity - Event

This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative/regulatory changes, industry consolidations or other events. Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company. In certain cases, the catalyst or motivation for corporate change may be instigated by external forces, such as activist investors. This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mispriced securities and may also include “value with a catalyst” type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration. As these investments are typically more idiosyncratic in nature, it may be more difficult to implement an effective position level hedge, in which case market hedges may be used. Portfolio Funds representing 14% of the value of the investments in this category are held in a side pocket or in the process of an orderly wind-down. The final distribution dates cannot be determined. The Portfolio Funds have redemption notice periods of 60 to 92 days. Certain

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Equity – Event (concluded)

Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 42% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.

Equity (Long/Short) - Sector/Region

This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods. Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge. The Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% of net assets. Investments representing approximately 36% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from two to eleven months at September 30, 2012.

Fixed Income Relative Value

This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in government interest rate and currency markets (directly and via related derivative instruments). Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards. Examples of such styles are discretionary trades focused on the shape and slope of yield curves and relative mispricing between rates within and between regions. A Portfolio Fund representing 2% of the value of the investments in this category is in the process of an orderly wind-down. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 5% of net assets. Investments representing approximately 39% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments is three months at September 30, 2012.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Stressed / Distressed Credit

This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as CDS and listed options may be used both for hedging purposes and to express risk. With stressed situations, value is typically unlocked via an event such as the sale of assets or a refinancing. Participation in restructuring and bankruptcy proceedings requires a more process-driven investment approach incorporating both financial and legal expertise. Once the “fulcrum security” (the debt instrument most likely to convert to equity in a restructuring) is correctly identified Portfolio Managers can extract value from the legal process including participation on creditor committees and in court proceedings. Portfolio Funds representing 46% of the value of the investments in this category are in the process of an orderly wind-down. Certain Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 4% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 50% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 5% of net assets. Investments representing approximately 1% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments is eleven months at September 30, 2012.

Credit - Event

This strategy involves investing in catalyst-driven opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of the capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate related investments, bridge financing, and mezzanine financing. These transactions may include long dated warrants to increase the lender’s total return. Portfolio Funds representing 6% of the value of the investments in this category are held in a side pocket or in the process of an orderly wind-down. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 180 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Discretionary Global

This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Portfolio Managers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments. Substantial investment and trading experience is needed to synthesize and reconcile large amounts of information to make largely qualitative assessments weighing a continuous flow of data that may further support or conflict with market views. Given the diverse and potentially complex nature of the asset classes and instruments traded within this strategy, risk management, including the sizing and timing of building and exiting individual positions is a critical component of this strategy. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 45 days.

Credit - Relative Value

This strategy involves seeking to exploit relative pricing discrepancies between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships are mispriced and there is a catalyst for those to converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. Profit is realized when the skewed relationship between the securities returns to normal. This strategy also encompasses managers who trade credit on a fundamental basis using alpha generating long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments and bank loans, however they may also invest in equities and credit derivatives (both single name and indices). The Portfolio Fund in this category allows the Master Fund to redeem its balance on a quarterly basis with a redemption notice period of 45 days. This Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% of net assets. The Portfolio Fund in this category is subject to these penalties. The remaining restriction period for this investment ranges from three to four months at September 30, 2012.

Convertible Arbitrage

This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. Other elements of the strategy include carry trades, capital structure arbitrage, private transactions, short convertible positions, and special situations arising from unique convertible features such as call premium, change of

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (unaudited) (concluded)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Convertible Arbitrage (concluded)

control puts and mandatory convert structures. The Portfolio Fund in this category allows the Master Fund to redeem its balance on a quarterly basis with a redemption notice period of 65 days. The Portfolio Fund in this category allows the Master Fund to redeem 25% of its balance on a quarterly basis.

Tail Hedge

This strategy seeks to take on exposures that will rise in value during periods of market stress, and particularly during those types of events that are likely to have an adverse impact on the core strategies within a given portfolio. Ideally, this class of funds will have a non-linear, option-like profile where a small premium is expended during flat or positive periods, and then exhibit a highly positively convex payout profile as market conditions deteriorate. Tail hedges may be expressed via short equity or credit exposures, purchase of out-of-the-money put options, long volatility positions, being long “flight-to-safety” assets and spreads, and via trend following algorithms among others. The Portfolio Fund in this category allows the Master Fund to redeem its balance on a monthly basis with redemption notice period of 30 days.

Multi – Relative Value

The investment funds in the multi-strategy (relative value) strategy invest in several relative value strategies including credit-relative value, convertible arbitrage, equity market neutral, fixed income relative value, systematic relative and volatility arbitrage. The remaining investment in this category is held in a side pocket. The final distribution dates cannot be determined.

Tactical and Other Strategies

Tactical/Other strategies encompass a variety of strategic and opportunistic investments that do not fit the strategy definitions listed within the Portfolio Funds’ Investment Strategies and Liquidity notes. The remaining investment in this category is held in a side pocket. The Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on July 1, 2009.

14. Subsequent Events

Subsequent to the six-month period ended September 30, 2012 through November 1, 2012, the Master Fund received $3,095,000 of subscriptions.

On November 26, 2012, the Master Fund offered to purchase up to $21,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of December 31, 2012. As of the date of these financial statements, no tender requests have been received.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Arden Sage Multi-Strategy Institutional Fund, L.L.C.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: December 7, 2012

By (Signature and Title)*	/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

Date: December 7, 2012

*	Print the name and title of each signing officer under his or her signature.